UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

KINGOLD JEWELRY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 29, 2016

Dear Stockholder:

On July 6, 2016, we filed and distributed a proxy statement for the 2016 Annual Meeting of Stockholders of Kingold Jewelry, Inc. (the “Proxy Statement”). On July 27, 2016, one of our director nominees, Mr. Xin Li, withdrew his consent to serve as a director of our board. Mr. Li is the general manager of Wuhan Lianfuda Investment Management Co., Ltd., with which we signed a material agreement. As a result, Mr. Li does not meet the requirements to serve as an independent director and his name has been withdrawn from nomination for election to the board of directors at the annual meeting. The board of directors has nominated Mr. Zhiyong Xia as a substitute nominee to serve on our board of directors for a term expiring at the 2017 annual meeting of stockholders or until his successor is duly elected and qualified.

Because these changes affect the matters to be voted on at the annual meeting, we are providing additional information in the enclosed supplement to the Proxy Statement (the “Proxy Supplement”), and an amended proxy card to enable stockholders to vote on the election of Mr. Xia. If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Xia to our board of directors and will be disregarded with respect to the election of Mr. Li.

The time and place of the annual meeting have not changed. The annual meeting will be held at 10:00 AM local time on August 18, 2016, at the Marco Polo Wuhan, 159 Yanjiang Avenue, Jiang’an, Wuhan, China. Registration will begin at 9:00 AM, local time.

The enclosed Proxy Supplement should be read in conjunction with the Proxy Statement and annual report, which we previously provided to our stockholders of record.

We encourage you to vote so that your shares will be represented at the meeting. Information on how you may vote your shares appears on the following pages.

Very truly yours,

Zhihong Jia
Chairman of the Board of Directors
and Chief Executive Officer

KINGOLD JEWELRY, INC.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2016

July 29, 2016

TO THE STOCKHOLDERS OF KINGOLD JEWELRY, INC.:

You are cordially invited to attend the annual meeting of stockholders of Kingold Jewelry, Inc., a Delaware corporation (“we,” “us” or “Kingold”), to be held on August 18, 2016, at the Marco Polo Wuhan, 159 Yanjiang Avenue, Jiang’an, Wuhan, China, beginning each day at 10:00 AM, local time. At this year’s annual meeting, we are asking stockholders to:

1.	Elect four directors named in the attached Proxy Supplement to serve for one-year terms to expire at the 2017 annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.	Ratify the appointment of Friedman LLP as the independent registered public accounting firm of Kingold for the fiscal year ending December 31, 2016;
3.	Elect Zhiyong Xia to serve for one-year term to expire at the 2017 annual meeting of stockholders or until his respective successor is duly elected and qualified; and
4.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We sent a notice of meeting, Proxy Statement, proxy card and copy of the Annual Report to Stockholders for the year ended December 31, 2015 on or about July 6, 2016.

This amended notice, the Proxy Supplement and the accompanying amended proxy card are first being sent to our stockholders on or about July 29, 2016. Stockholders of record at the close of business on June 20, 2016, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Zhihong Jia
Chairman of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 18, 2016
The Amended Notice of Meeting, Proxy Statement, Proxy Supplement, Amended Proxy Card and
Annual Report are available on the internet
at: http://www.hivedms.com/king

KINGOLD JEWELRY, INC.

15 Huangpu Science and Technology Park
Jiang’an District
Wuhan, Hubei Province, PRC 430023

SUPPLEMENT TO PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

On July 6, 2016, we filed and distributed a proxy statement for the 2016 Annual Meeting of Stockholders of Kingold Jewelry, Inc. (the “Proxy Statement”), in connection with the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 AM local time on August 18, 2016, at the Marco Polo Wuhan, 159 Yanjiang Avenue, Jiang’an, Wuhan, China. This document is a supplement to the Proxy Statement (the “Proxy Supplement”) and is being filed to revise our slate of nominees for election to the board of directors at the Annual Meeting by removing Xin Li and adding Zhiyong Xia.

Unless otherwise noted, capitalized terms herein have the meanings ascribed thereto in the Proxy Statement. Except as supplemented or amended by the information contained in this Proxy Supplement, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Proxy Supplement carefully and in its entirety together with the Proxy Statement.

REVISION TO THE COMPANY’S SLATE OF NOMINEES

On July 27, 2016, one of our director nominees, Mr. Xin Li, withdrew his consent to serve as a director of our board. Mr. Li is the general manager of Wuhan Lianfuda Investment Management Co., Ltd., with which we signed a material agreement. We have filed an 8-K on July 29, 2016 about the entry of the material agreement.

Based on the information presented to the Board, the Board has determined that at the time of our 2016 annual stockholders meeting, Mr. Li will not be “independent” within the meaning of the NASDAQ Rule 5605(a)(2), and will not meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act, 1934, as amended. NASDAQ Rule 5605(a)(2) sets forth certain relationships and circumstances that would disqualify a director from being deemed independent. Accordingly, Mr. Li has withdrawn his consent to serve on our Board of Directors.

Mr. Li’s name has thus been withdrawn from nomination for election to the board of directors at the Annual Meeting. The board of directors has nominated Mr. Zhiyong Xia as a substitute nominee to serve on our board of directors for a term expiring at the 2017 annual meeting of stockholders or until his successor is duly elected and qualified.

The revised list of candidates nominated by the board of directors consists of all of the nominees identified in the Proxy Statement, except that Mr. Li has been replaced as a nominee by Mr. Xia. We are also providing an amended proxy card to enable stockholders to vote on the revised nominees for election as directors, including Mr. Xia.

1

PROPOSAL NO. 3:
ELECTION OF ADDITIONAL DIRECTOR

General

The Proxy Statement is hereby amended to provide, as a new Proposal No. 3 to be voted on by the stockholders, that the board of directors, in accordance with our bylaws, has nominated Zhiyong Xia to serve as a director for the term expiring at the 2017 annual meeting of stockholders or until his successor is duly elected and qualified, in addition to the following nominees listed in Proposal No. 1: Zhihong Jia, Jun Wang, Guang Chen and Alice Io Wai Wu. Biographical information with respect to all nominees other than Mr. Xia is set forth in the Proxy Statement under the caption “PROPOSAL NO. 1: ELECTION OF DIRECTORS —  Nominees for Directors.” Biographical information with respect to Mr. Xia is set forth below.

All shares duly voted will be voted for the election of directors as specified by the stockholders. No proxy may be voted for more people than the nominee listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the nominee named below. Each of the nominees, including Mr. Xia, has consented to serve if elected. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, although we know of no reason to anticipate that this will occur, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. There are no family relationships among any of our directors or executive officers. Stockholders do not have cumulative voting rights in the election of directors.

Nominee for Director

Mr. Zhiyong Xia*

Age: 47

Mr. Xia has been a partner of Hubei Zhongyou Law Firm since January 2009. Mr. Xia has worked at Hubei Zhongyou Law Firm since 2003 and has been licensed to practice law since May 2005. Mr. Xia has been providing legal services to various investment companies regarding litigation and transactional matters. Mr. Xia graduated from Wuhan City Construction College (now called Huazhong University of Science and Technology) in 1991, when he received his bachelor’s degree in agriculture.

Mr. Xia’s rich experience in financing law led the Board to conclude that he should be nominated to serve as a director.

*	Indicates Independent Director/Nominee

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting, assuming a quorum is present.

Recommendation of Our Board

Our Board recommends that Kingold stockholders vote FOR the election of the nominee listed above.

2

Please vote your shares as soon as possible using the amended proxy card enclosed with this Proxy Supplement if you would like to change your vote or if you have not voted yet. The amended proxy card enclosed with this Proxy Supplement differs from the original proxy card previously furnished to you in that the amended proxy card includes the name of Zhiyong Xia as a nominee as an additional Proposal No. 3 and does not include the name of Xin Li as a nominee in Proposal No. 1. If you have already returned your original proxy card, you do not need to submit the amended proxy card unless you would like to vote on the revised slate of director nominees, including Mr. Xia. If you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals and director nominees except Mr. Li because he is no longer standing for election to the board of directors and Mr. Xia because he is not listed as a nominee on the original proxy card, and will be voted at the Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from your bank, broker or other nominee.

You may revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by mail, by voting by ballot at the Annual Meeting, or by providing written notice of the revocation to our Secretary at our principal executive offices.

3

OTHER MATTERS

Other than as set forth above, no proposals presented in the Proxy Statement are affected by this Proxy Supplement, and you should carefully review the Proxy Statement prior to voting your shares. Our board of directors and management know of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

4

KINGOLD JEWELRY, INC.

Amended Proxy Solicited by the Board of Directors

for the Annual Meeting of Stockholders

to be Held August 18, 2016

The undersigned hereby appoints Zhihong Jia and Bin Liu or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Kingold Jewelry, Inc. (hereinafter referred to as the "company") to be held on August 18, 2016 at the Marco Polo Wuhan, 159 Yanjiang Avenue, JiangAn, Wuhan, China, at 10:00 AM local time, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

The Board recommends that you vote FOR Proposals 1, 2 and 3:

1. To elect the nominees listed below to hold office until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified:

01 Zhihong Jia 02 Guang Chen 03 Alice Io Wai Wu

04 Jun Wang

☐ **FOR All nominees listed (except as indicated below)** ☐ **WITHHOLD AUTHORITY to vote (as to all nominees)**

To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.

____

2. To ratify the appointment of Friedman LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

____

3. To elect Zhiyong Xia to hold office until the 2017 Annual Meeting of Stockholders or until his successor is elected and qualified:

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

▲ **PLEASE DETACH PROXY CARD HERE** ▲

☐ I WILL ATTEND THE ANNUAL MEETING.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Signature of Stockholder ___________________________

Signature of Stockholder ___________________________
(IF HELD JOINTLY)

Dated: _____________________________________, 2016

NOTE: Please sign exactly as your name or names appears hereon. When shares are held by joint owners, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲ PLEASE DETACH PROXY CARD HERE ▲

YOUR VOTE IS IMPORTANT

MAIL

Please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.

RETURN YOUR PROXY BY MAIL, FACSIMILE OR E-MAIL TO INTERWEST TRANSFER CO., INC.
PO Box 17136, Salt Lake City, UT 84117
Facsimile: (801) 277-3147 E-mail: julie@interwesttc.com

All votes must be received by 11:59 am, Eastern Daylight Time, August 17, 2016.

*****Important Notice Regarding the Availability of Proxy Materials*****
The Amended Notice of Meeting, Proxy Statement, Proxy Supplement, Amended Proxy Card and Annual Report on Form 10-K are available at: http://www.hivedms.com/king.